EXHIBIT 10.12

                                    AMENDMENT
                                      NO. 2
                                       TO
                              AMENDED AND RESTATED
                                CREDIT AGREEMENT

         This AMENDMENT (this "Amendment") is entered into as of this 11th day of March, 2004 by and among STANDARD MOTOR PRODUCTS, INC., a New York corporation ("SMP"), STANRIC, INC., a Delaware corporation ("SI"), MARDEVCO CREDIT CORP., a New York corporation ("MCC") (SMP, SI and MCC are sometimes collectively referred to herein as "Borrowers" and individually as a "Borrower"), the other Credit Parties signatory to the Credit Agreement (as herein defined), lenders who are party to the Credit Agreement ("Lenders"), GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, in its capacity as Agent for Lenders ("Agent"), BANK OF AMERICA, N.A., for itself, as Lender, and as Syndication Agent, and GMAC COMMERCIAL FINANCE LLC (as successor by merger to GMAC Commercial Credit LLC), for itself, as Lender, and as Documentation Agent.

         WHEREAS, pursuant to that certain Amended and Restated Credit Agreement dated as of February 7, 2003, by and among Borrowers, Credit Parties, Agent, Syndication Agent, Documentation Agent and Lenders (including all annexes, exhibits and schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the "Credit Agreement"), Lenders have made Loans to, and incurred Letter of Credit Obligations on behalf of Borrowers; and

         WHEREAS, SMP has informed Agent of its desire to incur Restructuring Charges beyond the first Fiscal Quarter of 2004; and

         WHEREAS, Borrowers have requested that Agent and Lenders make certain amendments to the Loan Agreement to reflect the incurrence of Restructuring Charges during Fiscal Year 2004, and Agent and Lenders are willing to do so on the terms and conditions hereafter set forth.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in furtherance of the Borrowers' duties to give further assurances to the Agent and Lenders pursuant to the terms of the Credit Agreement, the parties hereto agree as follows:

        1. DEFINITIONS. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Credit Agreement.

        2. AMENDMENTS TO CREDIT AGREEMENT. Subject to satisfaction of the conditions precedent set forth in Section 3 below, the Credit Agreement is hereby amended as follows:



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(a) Annex A of the Credit Agreement is hereby amended as follows:

          (i) the following defined term is amended in its entirety to provide as follows:

               "RESTRUCTURING CHARGES" means expenses incurred on the income statements of SMP during Fiscal Year 2003 and Fiscal Year 2004 associated with the integration of the operations being acquired pursuant to the Acquisition and specifically identified on the projections delivered on January 28, 2003 by SMP.

          (ii) The last sentence of the defined term "EBITDA" is amended in its entirety to provide as follows:

               "The amount of Restructuring Charges shall not exceed $3,000,000 for the three month period ending June 30, 2003, $7,000,000 for the six month period ending September 30, 2003, $10,000,000 for the nine month period ending December 31, 2003 and $11,000,000 for the twenty-one month period ending December 31, 2004."

          (b) Annex I of the Credit Agreement is hereby amended by amending (A) in its entirety to provide as follows:

               "(A) If to Agent or GE Capital, at

               General Electric Capital Corporation
               201 Merritt Seven - 3rd Floor
               Norwalk, CT 06856
               Attention: Account Manager - Standard Motor Products, Inc. Telecopier No.: (203) 956-4240
               Telephone No.:  (203) 956-4115

               with copies to:

               Hahn & Hessen, LLP
               488 Madison Avenue
               New York, New York 10022
               Attention:  Steven J. Seif, Esq.
               Telecopier No.:  (212) 478-7400
               Telephone No.:  (212) 478-7200

               AND

               General Electric Capital Corporation
               201 Merritt Seven - 3rd Floor
               Norwalk, CT 06856
               Attention:  Corporate Counsel - Commercial Finance
               Telecopier No.:  (203) 956-4001
               Telephone No.:  (203) 956-4370"




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


     3. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective as of the date upon which Agent shall have received ten (10) copies of this Amendment executed by Borrowers, Requisite Lenders and each of the Guarantors.

     4. REPRESENTATIONS AND WARRANTIES. Borrowers hereby represent and warrant as follows:

          (a) This Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of Borrowers and are enforceable against Borrowers in accordance with their respective terms.

          (b) Upon the effectiveness of this Amendment, each Borrower hereby reaffirms all covenants, representations and warranties made in the Credit Agreement as amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

          (c) No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment.

          (d) Borrowers have no defense, counterclaim or offset with respect to the Credit Agreement.

     5. NO WAIVER. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or any Lender, nor constitute a waiver of any provision of the Credit Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

     6. EFFECT ON THE CREDIT AGREEMENT. All references in the Credit Agreement and the other Loan Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

     7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAW RULES).

     8. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     9. COUNTERPARTS; FACSIMILE. This Amendment may be executed in any number of several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.



                  [remainder of page intentionally left blank]



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


         IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed and delivered by its duly authorized officer as of the date first set forth above.



                    STANDARD MOTOR PRODUCTS, INC.


                    By:
                       ------------------------------------
                    Name:
                         ----------------------------------
                    Title:
                          ---------------------------------



                    STANRIC, INC.


                    By:
                       ------------------------------------
                    Name:
                         ----------------------------------
                    Title:
                          ---------------------------------


                    MARDEVCO CREDIT CORP.


                    By:
                       ------------------------------------
                    Name:
                         ----------------------------------
                    Title:
                          ---------------------------------


                    GENERAL ELECTRIC CAPITAL
                    CORPORATION,
                    as Agent and Lender


                    By:
                        -----------------------------------
                    Name:
                         ----------------------------------
                    Title:
                          ---------------------------------


                              (Signatures continued on next page)



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





                    GMAC COMMERCIAL FINANCE LLC
                    (as successor by merger to
                    GMAC COMMERCIAL CREDIT
                    LLC), as Documentation
                    Agent and Lender


                    By:
                        --------------------------------------
                    Name:
                         -------------------------------------
                    Title:
                           -----------------------------------


                    BANK OF AMERICA, N.A.,
                    as Syndication Agent and Lender


                    By:
                        --------------------------------------
                    Name:
                         -------------------------------------
                    Title:
                           -----------------------------------


                    TRANSAMERICA BUSINESS CAPITAL CORPORATION, as Lender


                    By:
                        --------------------------------------
                    Name:
                         -------------------------------------
                    Title:
                           -----------------------------------



                    CONGRESS FINANCIAL CORPORATION,
                    as Lender


                    By:
                        --------------------------------------
                    Name:
                         -------------------------------------
                    Title:
                           -----------------------------------



                              (Signatures continued on next page)



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



                    JP MORGAN CHASE BANK
                    as Lender


                    By:
                        ---------------------------------

                    Name:
                         --------------------------------
                    Title:
                           ------------------------------



                    HSBC BANK USA,
                    as Lender


                    By:
                        ---------------------------------
                    Name:
                         --------------------------------
                    Title:
                           ------------------------------


                    FOOTHILL CAPITAL CORPORATION,
                    as Lender


                    By:
                        ---------------------------------
                    Name:
                         --------------------------------
                    Title:
                           ------------------------------


                    MERRILL LYNCH CAPITAL, a Division of MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC., as Lender


                    By:
                        ----------------------------------
                    Name:
                         ---------------------------------
                    Title:
                           -------------------------------

                              (Signatures continued on next page)





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




CONSENTED TO:


                    SMP MOTOR PRODUCTS LTD.
                    By:
                        -----------------------------------------
                    Name:
                         ----------------------------------------
                    Title:
                             ------------------------------------


                    EAGLEMOTIVE CORPORATION


                    By:
                       ------------------------------------------
                    Name:
                         ----------------------------------------
                    Title:
                          ---------------------------------------


                    MARATHON AUTO PARTS & PRODUCTS, INC.


                    By:
                          ---------------------------------------
                    Name:
                          ---------------------------------------
                    Title:
                          ---------------------------------------


                    MOTORTRONICS, INC.


                    By:
                         ----------------------------------------
                    Name:
                         ----------------------------------------
                    Title:
                         ---------------------------------------





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